                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-5                                   WEIGHTED AVERAGE PC RATE:    6.87441%
POOL NUMBER:  Group 1 = 1729, 1730
____________________________________________________________________________________________

ISSUE DATE:  04/27/2001
CERTIFICATE BALANCE AT ISSUE:    $449,318,319.75

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     213                          $82,517,666.70
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                      $98,046.90
Unscheduled Principal Collection/Reversals                             $7,565.14
Liquidations-in-full                                      17       $6,403,589.79
Net principal Distributed                                          $6,509,201.83     ($6,509,201.83)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        196                          $76,008,464.87

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $514,267.30

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $41,539.27

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $6,981,929.86

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-5                                   WEIGHTED AVERAGE PC RATE:    6.87441%
POOL NUMBER:  Group 1 = 1729, 1730
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 1                $15,871.46
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $6,509,201.83       $472,728.03             $0.00       $472,728.03             $0.00     $6,981,929.86

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $4,657,522.00             $0.00             $0.00             $0.00     $4,657,522.00
Bankruptcy Bond
   Single-Units           $125,331.00             $0.00             $0.00             $0.00       $125,331.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $1,857,081.95             $0.00             $0.00             $0.00     $1,857,081.95

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    6      $2,791,012.39         0              $0.00         2        $801,451.10

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $507,041.84         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
03/25/2003 are as follows:

                Class       Class Principal Balance
                B1                 $5,891,837.29
                B2                 $3,491,567.05
                B3                 $2,182,107.97
                B4                 $1,527,621.29
                B5                   $872,843.20
                B6                 $1,293,625.29
                              __________________
                Total             $15,259,602.08
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of February 28, 2003):

SERIES:  2001-5                 POOL NUMBER:  Group 1 = 1729, 1730

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $76,008,464.87**        $3,085,421.65***        $2,791,012.39***
Number:                         1067                      7                       6
% of Pool:                    100.00%                  4.06%                   3.67%
(Dollars)
% of Pool:                    100.00%                  0.66%                   0.56%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***          $294,409.26***                $0.00***
Number:                           0                       1                       0
% of Pool:                    0.00%                    0.39%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.09%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all March 01, 2003 scheduled payments and February 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
February 28, 2003.

Trading Factor, calculated as of distribution date : 0.16916396.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including March 01, 2003, and unscheduled prepayments in months prior to March ) can be calculated.